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                                                                   Exhibit 10.34

                               ALLOY DESIGNS, INC.

                          STOCK SUBSCRIPTION AGREEMENT


                             December _______, 1997

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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH, OR APPROVED OR
DISAPPROVED BY, THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE SECURITIES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS". INVESTORS MUST BE PREPARED TO BEAR THE RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THE SECURITIES ARE OFFERED ONLY TO PERSONS WHOM THE COMPANY BELIEVES TO HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SECURITIES TO BE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THE MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM OR WITH THE COMPANY OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING AS LEGAL OR PROFESSIONAL TAX ADVICE. THE OFFEREE SHOULD CONSULT HIS OR HER OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND OTHER MATTERS, RESPECTIVELY, CONCERNING HIS OR HER PURCHASE OF THE SECURITIES OFFERED HEREBY.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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                           FOR FLORIDA RESIDENTS ONLY

PURSUANT TO SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, YOU HAVE A RIGHT TO RESCIND YOUR SUBSCRIPTION BY GIVING NOTICE OF SUCH RESCISSION BY TELEPHONE, TELEGRAPH OR LETTER, WITHIN THREE DAYS AFTER YOU FIRST TENDER CONSIDERATION, TO THE COMPANY. IF NOTICE IS NOT RECEIVED BY SUCH TIME, THE FOREGOING RIGHT OF RESCISSION SHALL BE NULL AND VOID.

                         FOR PENNSYLVANIA RESIDENTS ONLY

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d) DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE, OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE OR SHE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD YOU MAKE THE REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

                        FOR MASSACHUSETTS RESIDENTS ONLY

THE SECURITIES DIVISION OF THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS HAS STATED IN A WRITTEN POLICY THAT IT VIEWS FORWARD-LOOKING FINANCIAL INFORMATION AS "HIGHLY SUSPECT" AS A BASIS FOR MAKING INVESTMENT DECISIONS. THE SECURITIES ARE BEING OFFERED IN MASSACHUSETTS ONLY TO ACCREDITED INDIVIDUAL INVESTORS AND TO CERTAIN OTHER INSTITUTIONAL ACCREDITED INVESTORS. EACH MASSACHUSETTS PURCHASER WILL BE REQUIRED TO REPRESENT TO THE COMPANY THAT SUCH PURCHASER IS, BY REASON OF HIS OR HER INVESTMENT EXPERIENCE AND SOPHISTICATION,

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FULLY CAPABLE OF UNDERSTANDING AND EVALUATING ANY PROJECTED FINANCIAL
INFORMATION PROVIDED TO THE PURCHASER.

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                               ALLOY DESIGNS, INC.

                          STOCK SUBSCRIPTION AGREEMENT

Alloy Designs, Inc.
79 Franklin Street
Allston, MA  02134

Gentlemen:

      Subject to the terms and conditions set forth below, the undersigned hereby offers to purchase from Alloy Designs, Inc., a Delaware corporation (the "Company"), _____________ shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), for the aggregate purchase price of $_______________ in cash, or $____________ per share. The shares of Common Stock purchased hereunder are together referred to herein as the "Securities".

      In connection with the execution of this Agreement and to induce the Company to sell the Securities to the undersigned, the undersigned hereby represents, warrants and agrees as follows:

      1. Accredited Investor. I am an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), for the following reason [Please initial one or more]:

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      |_|   My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

      |_| My individual net worth or joint net worth with my spouse exceeds $1,000,000.

      |_| The undersigned is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Securities.

      |_| The undersigned is an entity in which all of the equity owners are accredited investors.

      |_|   I am a director or executive officer of the Company.

      |_| The undersigned is a bank, savings and loan association, broker, dealer, insurance company, investment company, business development company, or small business investment company.

      |_| The undersigned is an employee benefit plan with assets greater than $5,000,000 or where the investment decision is made by a bank, savings and loan association, insurance company, or registered investment advisor.

      |_| The undersigned is a self-directed employee benefit plan where the investment decisions are made solely by accredited investors.

      2. Experience and Suitability. I am qualified by my own knowledge and experience in financial and business matters, or by such knowledge and experience on the part of any advisors who are advising in connection herewith, to evaluate the merits and risks of an investment in the Securities and to make an informed decision relating thereto. I have the financial capability for making the investment and protecting my interests, and I can afford a complete loss of the investment. The investment is a suitable one for me.

      3. No Need for Liquidity. I am aware that I will be unable to liquidate my investment readily in case of an emergency or other exigent instance or on demand and that the Securities being purchased may have to be held for an indefinite period of time. My overall commitment to investments which are not readily marketable is not excessive in view of my net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. In view of such facts, I acknowledge that I have adequate means of providing for my current needs, anticipated future needs and possible contingencies and emergencies and have no need for liquidity in the investment in the Securities. I am able to bear the economic risk of this investment.


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      4. Opportunity to Investigate. Prior to the execution of this Agreement, my advisors and I have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company. My advisors and I have also had the opportunity to obtain additional information necessary to verify the material accuracy and completeness of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities, and I am satisfied that I have received information with respect to all matters which I consider material to my decision to make this investment.

      5. Risk Factors. I have carefully considered the potential risks relating to the Company and a purchase of the Securities. I fully understand that the Company has limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk of loss of my entire investment. I am familiar with the general risks of investment in companies with a limited operating history. I understand that the Company is subject to all of such risks, and to all of the risks inherent in any catalogue, online/Internet shopping and/or apparel retailing company. I am aware that no public market exists for the Securities and that the Securities may not be sold without compliance with applicable federal and state securities laws. I understand that the Company has made no assurances that a public market will ever exist for the Securities and that, even if a public market exists in the future, I may not readily be able to sell the Securities. I have considered each of these risks regarding an investment in the Company and the Securities. I understand that the risks described to me by the Company are not a complete list of risks involved in an investment in the Company. Among others, I have considered each of the following risks regarding an investment in the Company and the Securities:

      A. Limited Operating History. The Company was formed in January 1996 and has a only limited history of operations from which to evaluate market acceptance of the Company's concept or the ability of the Company to implement and manage the concept or on which to base projections as to the future performance of the Company. Consequently, the Company must be evaluated after consideration of the potential problems, delays, uncertainties and complications often connected with a company at this relatively early stage of development. As a result of the Company's operations thus far, the Company has generated modest revenues from the sale of products and has incurred significant operating losses. There can be no assurance that the Company will be able to achieve market acceptance or achieve or sustain meaningful sales increases or profitable operations in the future.

      B. Capital Needs. The Company has limited capital with which to operate and must raise substantial funds in order to meet its business goals. For the past eighteen months, the Company has operated using the proceeds of previous private placements of stock and warrants to purchase Common Stock which provided $_____________ in operating capital. The Company anticipates using funds from the sale of the Securities to continue to fund its operating expenses and for general working capital purposes. There can be no assurance that the Company will be able to raise additional capital if and when needed or that such funds will be available on terms and conditions which will permit a reasonable rate of return to investors in the Company. The failure to raise needed funds on sufficiently favorable terms could have a material adverse effect on the Company's operations, financial condition and future prospects.


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      C. Catalogue Design and Sales; Online/Internet. The Company has produced and mailed two catalogues thus far and has generated a modest level of sales as a result of these mailings. Each of these initial catalogues have required, and any subsequent catatogues will require, significant design and development prior to printing and mailing or online/Internet availability. There can be no assurance that the products offered via the Company's catalogues and online/Internet offerings will be successfully marketed or obtain acceptance from customers. There can be no assurance that the software to be used by the Company for online/Internet sales will perform its intended functions, or that the customers will find these functions satisfactory. Even if such software performs its intended functions, and customers desire to purchase the Company's products online or via the Internet, there can be no assurance that such customers will purchase the Company's products in any particular volume.

      D. Changes in Fashion Trends and Industry Risks. The Company's success depends, in part, on management's ability to anticipate the fashion tastes of its targeted consumers and to offer merchandise that appeals to their preferences. The theme of activity-oriented apparel could go out of favor with the Company's targeted consumers or the activities selected or emphasized by the Company may not be the ones found most appealing by such consumers at any particular time. The inability of the Company successfully to anticipate, identify or react to changes in styles, trends or brand preferences of its customers could lead to, among other things, excess inventories and price markdowns, which could have a material adverse effect on the Company. In addition, misjudgments in apparel selection could adversely affect the Company's image with its customers, which could have a material adverse effect on the Company. There can be no assurance the Company will be able to achieve or maintain a high rate of growth, particularly if the retail environment declines. A recession in the national or regional economies or uncertainties regarding future economic prospects, among other things, could affect consumer spending habits and have a material adverse effect on the Company. The Company's business is sensitive to consumer spending patterns and preferences. Shifts in the targeted consumers' discretionary spending away from the Company's products to other consumer goods also could have a material adverse effect on the Company.

      E. Competition. The apparel industry is highly competitive. The Company expects to compete with general and specialty store retailers, winter sports destination retailers, as well as catalogue retailers and other direct marketers. Many of the Company's expected competitors are larger and have substantially greater financial, distribution and marketing resources than the Company. Competitors could enter into exclusive distribution arrangements with the Company's vendors and deny the Company access to their products. Increased competition could result in pricing pressures, marketing expenditures and loss of market share, and could have a material adverse effect on the Company. The Company believes its success will depend, in part, on its ability to adapt to new marketing and sales technologies (such as online malls and shopping sites and its own site on the World Wide Web and links with others Websites, including those of product manufacturers and sponsors or other advertisers) and to respond to competitors' actions in these areas. Adapting to new technologies could require significant capital expenditures by the Company, and there can be no assurance that the Company will remain competitive in response to technological changes. The Company's success may be dependent in part on its being an early


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entrant into the market for products of the kind anticipated to be offered. If multiple entrants precede the Company in the market, the marketing efforts of the Company and its ability to compete could be severely impaired.

      F. Ability to Develop and Maintain Proprietary Customer Lists. The Company must first develop, and then will mail catalogues to names in, its proprietary database (which are primarily derived from word-of-mouth inquiries and responses to the Company's advertising) and to potential customers whose names are obtained from purchased and rented lists. Names derived from purchased or rented lists may generate lower response rates than names derived from word-of mouth requests. The Company must constantly update its mailing lists to identify new, prospective customers in the target group for the Company's products. Proposed legislation, or other similar laws or regulations that may be enacted, could impair the Company's ability to collect customer names or profit from future plans to sell demographic information relating to the population. Furthermore, additional legislation or regulations could limit the Company's ability to continue to compile personal information on customers and customer prospects in the target group for the Company's products or to use that information in the course of its business, which could have a material adverse effect on the Company.

      G. Risks of Growth Strategy. The Company intends to pursue an aggressive growth strategy and its future operating results will largely depend on its ability to manage a growing business. Managing its growth will require the Company to implement and improve its operations and financial and management information systems and to build, expand, motivate and effectively manage its workforce. The Company may maintain high inventory levels in certain categories in an effort to maintain satisfactory fulfillment rates for its catalogue customers. This may expose the Company to risk of excess inventories and inventory obsolescence, which could have a material adverse effect on the Company.

      H. Attraction of and Dependence on Key Vendors; Mix of Products. The Company's business depends, in part, on the Company's ability to purchase current-season brand-name apparel at competitive prices, in sufficient quantities and of acceptable quality. The Company does not have long-term contracts with any vendors and may experience reluctance on the part of leading apparel vendors to do business with the Company, or to do so on terms acceptable to the Company. Such vendors may avoid or limit doing business with the Company out of concern that they will harm other channels of distribution of their products. The failure of key vendors to expand with the Company, the loss of one or more key vendors, a material change in the Company's current purchase terms or a limitation on the Company's ability to procure products could have a material adverse effect on the Company.

      I. Need to Attract and Dependence on Key Personnel. The success of the Company will largely depend upon the Company's ability to attract and retain additional senior management, especially in the areas of merchandising and catalogue design and production. An inability to attract, or the loss of, key employees could have a material adverse effect on the Company. There can be no assurance that the Company will be successful in attracting or retaining additional qualified personnel.


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      J. Fluctuations in Postage and Paper Expenses. Postage and paper expenses will be a significant expense, upwards of 10% of the Company's anticipated net sales,. Material increases in paper or catalogue delivery costs could have a material adverse effect on the Company.

      K. Reliance on Information Systems. The Company's success will depend, in part, on its ability to provide prompt, accurate and complete service to its customers on a competitive basis, and to purchase and promote products, manage inventory, ship products, manage sales and marketing, and maintain efficient operations through its telephone and management information systems. A significant disruption in its telephone and management information systems could adversely affect the Company's relations with its customers and vendors and its ability to manage its operations. Furthermore, there can be no assurance that extended or repeated reliance on back-up computer and telephone systems, which need to be developed in the first instance, would not have a material adverse effect on the Company.

      L. Reliance on Third-Party Fulfillment and Parcel Services. All the Company's orders for merchandise will be handled initially by third-party fulfillment companies. Any disruption in fulfillment operations could have a material adverse effect on the Company and its reputation with customers. In addition, strikes or other service interruptions by the Company's shippers or parcel services could have a material adverse effect on the Company's ability to deliver merchandise on a timely basis. The Company will attempt to deliver its catalogues to its customers at timely seasonal intervals. The failure of the Company to deliver catalogues at appropriate times or postal delays or disruptions in the mailing of catalogues, could affect the demand for the Company's products and could have a material adverse effect on the Company.

      M. Seasonal and Quarterly Fluctuations. The Company expects to be subject to seasonal fluctuations in its merchandise sales and results of operations. The Company expects its sales and operating results generally to be lower in the second and third quarters than in the first and fourth quarters of each fiscal year (which include the back-to-school and winter holiday season and also orient toward the period of peak winter sports activity which will be emphasized initially by the Company). Adaptation of the Company's concept to temperate climates and around-the-year activities, such as inline skating, biking and beach/water activities, represents a challenge and an opportunity for the Company. The Company's quarterly results may fluctuate as a result of numerous factors, including the timing, quantity and cost of catalog mailings (including sale circulars); the response rates to such mailings; the timing of merchandise deliveries; market acceptance of the Company's merchandise; the mix, pricing and presentation of products offered and sold; the hiring and training of additional personnel; the timing of inventory writedowns; and the incurrence of other operating costs and factors beyond the Company's control, such as general economic conditions and actions of competitors. Accordingly, the results of operations in any quarter will not necessarily be indicative of the results that may be achieved for a full fiscal year or any future quarter.

      N. International Business Risks. The Company expects to distribute its catalogues in Japan and intends to have distribution there and to explore distribution opportunities in other international markets. The Company's anticipated international business is subject to a number of risks generally associated with doing business internationally. Furthermore, expansion into new


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international markets may present competitive and merchandising challenges different from those the Company currently faces, including, but not limited to, certain vendors that may not want their products distributed overseas outside of exclusive distribution channels. There can be no assurance the Company will expand internationally or that such expansion will result in profitable operations.

      O. Risk that the Company May Be Required to Collect Sales Tax. The Company does not expect to collect sales or other similar taxes in respect of shipments of goods into most states. However, various states have sought to impose state sales tax collection obligations on out-of-state mail-order companies, such as the Company. A successful assertion by one or more states that the Company should have collected or be collecting sales taxes on the sale of products could have a material adverse effect on the Company.

      P. Unspecified Use of Proceeds. The Company expects to use the net proceeds from this placement primarily for working capital and general corporate purposes. The Company has no current specific plan for a significant portion of the proceeds of this offering other than to build up its organization and to focus on catalogue development and marketing, and, as a consequence, management will have discretion over the use of the proceeds.

      Q. Control by Principal Stockholders. After the close of this financing, the Company's founders, Matt Diamond, Jim Johnson and Sam Gradess, will control ______ % of the Company's Common Stock. In addition, pursuant to a certain Stockholders and Voting Agreement among all of the existing stockholders of the Company and the founders, the founders have the right to vote all of the stockholders' shares in the founders' sole discretion. Accordingly, the founders can control the election of directors of the Company and the outcome of all issues submitted to a vote for stockholders of the Company.

      R. Intellectual Property Rights. There can be no assurance that the Company will be able to obtain adequate protection for its name, logos and other intellectual property. Without such protection, other persons and entities may be able to emulate or derive promotional benefit from the Company's products more successfully. Even if the Company is successful in obtaining protection, there can be no assurance that competing products will not be developed and marketed.

      S. Offering Price and Dilution. The price of the Securities has been established by the Company. Such price is not based upon such established value criteria as assets, earnings, net worth or book value. There can be no assurance that the purchase price of the Securities reflects the true value of the business opportunities presented by the Company's assets. Investors will suffer immediate and substantial dilution upon the purchase of the Securities. In addition, the Company reserves the right in its discretion to issue additional securities from time to time in such amounts and for such consideration as it deems appropriate and desirable at such time. Such additional securities may have preferential rights over those of the Company's Common Stock. There can be no assurance that any such future offering will not be at a price less than the price paid by the undersigned for the Securities or will not cause dilution to the Company's stockholders. Further, management reserves the right to offer, from time to time in its discretion, equity participation in the Company to key employees, consultants and directors in order to obtain or retain the services of such persons. Any such subsequent issue of shares of capital stock in the Company may have the


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effect of further diluting the value of the securities owned by the then securities holders of the Company.

      T. Use of Financial Forecasts. The financial forecasts, if any, provided to the undersigned, are based upon various assumptions made by the Company in the preparation of such forecasts, and are provided for illustrative purposes only. The validity and accuracy of the assumptions underlying the forecasts depend in large part on future events over which the Company has limited control. Consequently, there can be no assurance that the actual operating results of the Company will correspond to any of the financial forecasts. The Company can give no assurance that the assumptions will prove to be valid and therefore can give no assurance that the projected results will be realized. Accordingly, an investment in the Company should not be made in reliance on any such financial forecasts provided by the Company.

      U. No Dividends. The Company has not paid any dividends since its formation. It is highly unlikely that any dividends will be declared or paid in the foreseeable future.

      6. Investment Purpose. I am acquiring the Securities for my own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Securities. I understand that the Securities have not been registered under the Securities Act or the securities laws of any state, and I hereby agree not to make any sale, transfer or other disposition of any such Securities unless either (i) the Securities first shall have been registered under the Securities Act and all applicable state securities laws, or
(ii) an exemption from such registration is available, and the Company has received such documents and agreements from me and the transferee as the Company requests at such time. If I am a resident of the State of Pennsylvania, I agree that I will not sell the Securities for a period of 12 (twelve) months from the date hereof except in accordance with Regulation 204.011 promulgated under the Pennsylvania Securities Act of 1972.

      7. Legends. I understand that until the Securities have been registered under the Securities Act and applicable state securities laws each certificate representing such securities shall bear a legend substantially similar to the following:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Act and applicable state law is in effect with regard thereto or unless an exemption from such registration is available.

      8. No Regulatory Approval of Merits. I understand that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Securities. Any representation to the contrary is a criminal offense.

      9. Miscellaneous.


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            (a) Notices. All notices, requests, consents and other
      communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

            If to the undersigned:

                  To the address designated in Section 10 hereof.

            If to the Company:

                  To the address set forth at the top of this Agreement.

      All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by mail, on the 3rd business day following the day such mailing is made.

            (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

            (c) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

            (d) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


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            (e) Assignment. This Agreement may not be transferred or assigned without the prior written consent of the Company and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

            (f) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

            (g) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

            (h) Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the [State of New York] or [the United States District Court for the Southern District of New York]. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 9(a) hereof.

            (i) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

            (j) Interpretation. Each of the parties hereto acknowledge and agree that: (i) such party and its or his counsel have reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

            (k) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

            (l) Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive (i) the execution and delivery hereof, (ii) any investigations made by or on behalf of the parties and (iii) the closing of the transaction contemplated hereby, and shall remain in full force and effect for a period of one year following the date of such closing.

            (m) Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

            (n) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. I am purchasing the Securities as follows (please check as appropriate):

                    |_| individually         |_| in trust

                    |_| joint tenants        |_| as a partnership

                    |_| tenants in common    |_| other:

      Name:________________________________________________________________
      Telephone:___________________________________________________________
      Home Address:________________________________________________________
      City: ______________________________________State:___________________
      Zip:_________________________________________________________________
      Business:____________________________________________________________
      Bus. Address:________________________________________________________
      City: ______________________________________State:___________________
      Zip:_________________________________________________________________
      Business Telephone:__________________________________________________
      Communications should be sent to: (check one) business ____or home address ____
      Social Security Number_______________________________________________

      11. Under penalties of perjury, I certify that:

            A. The number shown above is my correct Social Security Number; and

            B. I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as a
sealed instrument on this    day of    , 1997.

                               (For Co-owners, if applicable)

------------------------ -      -------------------- -
Signature                           Signature

------------------------ -      -------------------- -
Print Name                          Print Name


(For Entities, if applicable)

Entity name:
             ---------------------------------

            By:
                ------------------------------
            Name:
            Title:

           **********************************************************

The foregoing subscription for Securities of Alloy Designs, Inc. is hereby accepted.

                                                 ALLOY DESIGNS, INC.

                                                 By:
                                                     ---------------------------

                                                 Date:
                                                      --------------------------


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